UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 4, 2006 (December 30, 2005)

SkyTerra Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19 West 44th Street, Suite 507, New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 730-7540
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report amends the Current Report on Form 8-K (the "Original 8-K") filed by SkyTerra Communications, Inc. (the "Company") with the Securities and Exchange Commission on January 3, 2006.

Section 1 – Registrant's Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

The information reported in Item 1.01 is incorporated herein by reference to Item 1.01 of the Original 8-K.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information reported in Item 2.01 is incorporated herein by reference to Item 2.01 of the Original 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported in Item 2.03 is incorporated herein by reference to Item 2.03 of the Original 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The financial information required by this Item 9.01(a) will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date that this report was required to be filed.

(b)	Pro Forma Financial Information.

The financial information required by this Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date that this report was required to be filed.

(d)	Exhibits.

The exhibits to this Current Report on Form 8-K are listed on the Exhibit Index on page 4 hereof, which is incorporated by reference in this Item 9.01(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 4, 2006	By:	/s/ ROBERT C. LEWIS
Name: Robert C. Lewis Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description
4.1	Form of 8% Senior Secured Note due 2007 (incorporated by reference to Exhibit 4.1 to the Original 8-K).
10.1	Separation Agreement, dated as of December 30, 2005, by and between Hughes Communications, Inc. and SkyTerra Communications, Inc. (incorporated by reference to Exhibit 10.1 to the Original 8-K).
10.2	Tax Sharing Agreement, dated as of December 30, 2005, by and between Hughes Communications, Inc. and SkyTerra Communications, Inc. (incorporated by reference to Exhibit 10.2 to the Original 8-K).
10.3

Note Purchase Agreement, dated as of December 30, 2005, by and among Hughes Communications, Inc., Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. (incorporated by reference to Exhibit 10.3 to the Original 8-K).

10.4

Security Agreement, dated as of January 1, 2006, by and between Hughes Communications, Inc. and Apollo Investment Fund IV, L.P., as Collateral Agent and Secured Party (incorporated by reference to Exhibit 10.4 to the Original 8-K).

10.5

Registration Rights Agreement, dated as of January 1, 2006, by and among Hughes Communications, Inc., Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., AIF IV/RRRR LLC, AP/RM Acquisition LLC and ST/RRRR LLC (incorporated by reference to Exhibit 10.5 to the Original 8-K).

10.6

Membership Interest Purchase Agreement, by and among DTV Network Systems, Inc., The DIRECTV Group, Inc., SkyTerra Holdings, Inc., SkyTerra Communications, Inc. and Hughes Network Systems, LLC, dated as of November 10, 2005 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 14, 2005).

99.1	Press Release of SkyTerra Communications, Inc., dated January 3, 2006 (incorporated by reference to Exhibit 99.1 to the Original 8-K).

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